Exhibit 99.2

Fourth Quarter 2010 Results
January 20, 2011

January 20, 2011
Forward looking statements
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, accruals for claims in litigation and for other claims against us, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities
Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in such forward-looking statements, including, among other things: general economic and business conditions in the U.S., the UK, or Capital One’s local markets, including conditions affecting employment levels, interest rates, consumer income and confidence, spending and savings that may affect consumer bankruptcies, defaults, charge-offs and deposit activity; an increase or decrease in credit losses (including increases due to a worsening of general economic conditions in the credit environment); financial, legal, regulatory (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the
regulations to be promulgated thereunder), tax or accounting changes or actions, including with respect to any litigation matter involving Capital One;
increases or decreases in interest rates; the success of Capital One’s marketing efforts in attracting and retaining customers; the ability of Capital One to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth; with respect to financial and other products, increases or decreases in Capital One’s aggregate loan balances and/or the number of customers and the growth rate and composition thereof, including increases or decreases resulting from factors such as a shifting product mix, the amount of actual marketing expenses made by Capital One and attrition of loan balances; the level of future repurchase or indemnification requests
Capital One may receive, the actual future performance of loans relating to such requests, the success rates of claimants against Capital One, any developments in litigation, and the actual recoveries Capital One may make on any collateral relating to claims against us; the amount and rate of deposit growth; Capital One’s ability to control costs; changes in the reputation of or expectations regarding the financial services industry and/or Capital One with respect to practices, products or financial condition; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to maintain a compliance infrastructure suitable for its size and complexity; the amount of, and rate of growth in, Capital One’s expenses as Capital One’s business develops or changes or as it expands into new market areas; Capital One’s ability to execute on its strategic and operational plans; any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; Capital One’s ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; changes in the labor and employment markets; the risk that cost savings and any other synergies from acquisitions may not be fully realized or may take longer to realize than expected; disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; competition from providers of products and services that compete with Capital One’s businesses; and other risk factors listed from time to time in reports that Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2009. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-
GAAP financial measures included in this presentation can be found in Capital One’s most recent Form 10-K concerning annual financial results and in our most recent Form 8-K filed January 20, 2011, available on Capital One’s website at www.capitalone.com under “Investors”.

January 20, 2011
Net Interest Income
Non-Interest Income
Revenue
Marketing Expense
Operating Expense
Pre-Provision Earnings (before tax)
Net Charge-offs
Other
Allowance Build (Release)
Provision Expense
Discontinued Operations, net of tax
Total Company (after tax)
EPS Available to Common Shareholders
Tax Expense
Pretax Income
$MM
Operating Earnings (after tax)
Fourth quarter 2010 earnings were $697MM or $1.52 per share, compared with
$803MM, or $1.76 per share, in the third quarter
Non-Interest Expense
3,109
907
4,016
250
1,746
1,996
2,020
1,522
(31)
(624)
867
803
818
(15)
$1.76
1,153
335

Q310
3,023
939
3,962
308
1,783
2,091
1,871
1,394
(8)
(547)
839
697
701
(4)
$1.52
1,032
331

Q410
(86)
32
(54)
(58)
(37)
95
(149)
128
(23)
(77)
28
(106)
(117)
11
(121)
(0.24)
Fav/(Unfav) ($)
(3)
4
(1)
(23)
(2)
5
(7)
8
(74)
(12)
3
(13)
(14)
73
(11)
(1)
(14)
Fav/(Unfav) (%)
4

January 20, 2011
Full year 2010 earnings were $2,743MM, or $6.01 per share, compared with
$884MM, or $0.74 per share in full year 2009
Net Interest Income
Non-Interest Income
Revenue
Marketing Expense
Operating Expense
Restructuring Expense
Non-Interest Expense
Pre-Provision Earnings (before tax)
Net Charge-offs
Other
Allowance Build (Release)
Provision Expense
Discontinued Operations, net of tax
Total Company (after tax)
EPS Available to Common Shareholders
Tax Expense
Pretax Income
$MM
1 2009 amounts represent our managed results.
2 Includes ($1.31) impact of dividend and repayment expense of the government’s preferred share investment.
Operating Earnings (after tax)
Average Loans Held For Investment
Revenue Margin
Net Interest Margin
2009

119
12,089
4,747
16,836
588
6,710
7,417
9,419
8,421
59
(397)
8,083
884
987
(103)
$0.74
1,336
349
143,514
9.05%
6.50%

2010

0

0
12,457
3,714
16,171
958
6,976
7,934
8,237
6,651
(2,744)
3,907
2,743
3,050
(307)
$6.01
4,330
1,280
128,526
9.20%
7.09%
Fav/(Unfav) ($)

119
368
(1,033)
(665)
(370)
(266)
(517)
(1,182)
1,770
59
2,347
4,176
1,859
2,063
(204)
$5.27
2,994
(931)
(14,988)
15 bps
59 bps
Fav/(Unfav) (%)

100
3
(22)
(4)
(63)
(4)
(7)
(13)
21
100
591
52
210
209
(198)
712
224
(267)
(10)
2
9
2
1

16%
14%
12%
10%
8%
6%
4%
2%
0%
9.7%
10.6%
6.5%
7.0%
8.2%
8.8%
Q309
Q409
Q110
Q210
Q310
Q410

January 20, 2011
Our capacity to generate capital is strong
Tier 1 Common Equity + Allowance Ratio to Risk-Weighted Assets
Allowance
Tier 1 Common
13.4%
14.2%
13.0%
12.5%
13.2%
13.2%
1
1   Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets. See "Exhibit 99.3—Reconciliation of Non-GAAP Measures and Regulatory Capital Measures" for the calculation components.

220
200
180
160
140
120
100
80
60
40
20
0
7.5
38.3
25.1
36.4
29.6
7.6
56.2
5.2
39.4
26.1
35.3
29.8
7.3
54.6
4.8
39.9
26.3
35.0
29.5
7.5
53.8
5.2
41.5
25.4
34.4
29.7
7.5
53.8
Q110
Q210
Q310
Q410

$B
200
180
160
140
120
100
80
60
40
20
0
5.9
14.8
37.8
13.8
104.0
6.8
15.0
33.0
14.2
103.2
7.4
14.8
29.5
14.5
104.7
7.0
14.9
26.9
15.0
107.2
Q110
Q210
Q310
Q410

January 20, 2011
Loan balances are stabilizing
Liability Highlights
Asset Highlights
 • End of period loans down $11B in 2010, or 8%
 • More than $6B from run-off portfolios
 • End of period loans down $387MM in Q4, or less
 than 1%
 • Run-off portfolios down $1.4B
 • Excluding run off portfolios, loan balances higher
 • Cost of funds decreased to 1.50% quarter over
 quarter
 • Continued shift in funding to lower priced deposits
 from securitization
 • Loan to deposit ratio at 1.03
End of Period Liabilities1
Cost of Interest-
Bearing Liabilities 1.96%  1.91% 1.88% 1.75%
Total Cost
of Funds 1.76% 1.69% 1.64% 1.50%
 Securitization
 Interest Bearing
 Deposits
 Other Debt
 Non-Interest
 Bearing Deposits
 Other Liabilities
End of Period Assets1
Domestic Card
Commercial
Int’l Card
Consumer
$B
Other
 Cash & Cash
 Equivalents
Securities

12%
10%
8%
6%
4%
2%
0%
9.87%
9.50%
9.43%
8.94%
9.31%
9.11%
6.91%
6.90%
7.10%
7.09%
7.21%
6.95%
Q309
Q409
Q110
Q210
Q310
Q410

January 20, 2011
Margins as % of Managed Assets
Revenue Margin
Net Interest Margin
Margins remain attractive, although asset yields were down modestly in the quarter
Modest NIM decline
• Lower asset yields
• Slight mix shift from loans to
 investment portfolio
Revenue Margin decreased
• Lower net interest margin
• Reduced FCFR release
Partially offset by:
• Gain on MSR impairment

11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.64%
9.59%
10.48%
9.49%
8.23%
7.28%
5.38%
5.78%
5.30%
4.79%
4.53%
4.09%
30+ Day Delinquency Rate
Q309
Q409
Q110
Q210
Q310
Q410

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.19%
9.52%
8.83%
8.38%
7.60%
6.68%
6.63%
6.55%
6.39%
6.03%
5.84%
5.75%
Q309
Q409
Q110
Q210
Q310
Q410

3%
2%
1%
0%
1.17%
1.26%
0.93%
0.68%
0.69%
0.64%
0.69%
0.72%
0.94%
0.46%
0.41%
0.89%
Q309
Q409
Q110
Q210
Q310
Q410

11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.52%
10.03%
7.58%
7.74%
7.95%
8.14%
4.38%
4.55%
2.97%
2.09%
2.71%
2.65%
Q309
Q409
Q110
Q210
Q310
Q410

January 20, 2011
Domestic Credit Card ($53.2*)
Net Charge-off Rate
Home Loan Credit ($12.5B*)
Auto Credit ($17.8B*)
International Credit Card ($7.4B*)
Net Charge-off Rate
30+ Day Delinquency Rate
Net Charge-off Rate
30+ Day Delinquency Rate
Net Charge-off Rate
30+ Day Delinquency Rate
* Average assets for Q4
Credit improvement in our consumer businesses continues to run ahead of broader economic indicators

5%
4%
3%
2%
1%
0%
2.84%
2.52%
2.64%
1.94%
1.80%
2.20%
2.91%
1.21%
1.42%
1.37%
1.27%
1.43%
Chargeoff Rate
Q309
Q409
Q110
Q210
Q310
Q410

5%
4%
3%
2%
1%
0%
2.08%
2.33%
2.52%
2.10%
1.94%
1.76%
2.04%
1.08%
1.14%
0.98%
1.11%
1.00%
Q309
Q409
Q110
Q210
Q310
Q410

5%
4%
3%
2%
1%
0%
2.66%
3.25%
3.65%
2.82%
2.44%
2.23%
3.02%
1.37%
1.45%
1.17%
1.78%
1.15%
Q309
Q409
Q110
Q210
Q310
Q410

5%
4%
3%
2%
1%
0%
1.25%
1.09%
1.15%
1.20%
1.36%
1.33%
0.56%
0.75%
0.82%
0.78%
0.43%
0.94%
Q309
Q409
Q110
Q210
Q310
Q410

January 20, 2011
Total Commercial Banking ($29.8B*)
Nonperforming
Asset Rate
Commercial & MultiFamily Real Estate ($13.4B*)
Middle Market ($10.5B*)
Nonperforming
Asset Rate
Charge-off
Rate
Total Commercial Lending
Excluding Small Ticket CRE ($27.9B*)
Nonperforming
Asset Rate
Charge-off
Rate
Nonperforming
Asset Rate
Charge-off
Rate
* Period end assets for Q4
Commercial Banking credit metrics are showing signs of improvement

January 20, 2011
As a bank with great national lending and local banking businesses,
Capital One is well positioned to generate attractive returns
Local Banking
Commercial
Banking
Powerful Brand, Strong Balance Sheet
Retail
Banking
• Industry Leading ROA
• Moderate to Strong Growth
• Access to Assets
• Low Risk Commercial Assets
• Strong Deposit Growth
• Moderate Loan Growth
• Core Deposit Funding
Card
Auto
National Lending

January 20, 2011
Appendix

70
60
50
40
30
20
10
0
$7.1
$53.2
$6.1
$50.1
$5.3
$49.3
$4.5
$49.3
$3.9
$49.9
Q409
Q110
Q210
Q310
Q410

35
30
25
20
15
10
5
0
$2.2
$27.5
$2.1
$27.6
$2.0
$27.6
$1.9
$27.6
$1.8
$27.9
Q409
Q110
Q210
Q310
Q410

45
40
35
30
25
20
15
10
5
0
$14.9
$23.3
$14.0
$22.4
$13.3
$22.0
$12.8
$22.2
$12.1
$22.3
Q409
Q110
Q210
Q310
Q410

January 20, 2011
Domestic Card
Commercial Banking
Consumer Banking
Commentary
Excluding “run off” portfolios, ending loan balances grew modestly in Q4
• $1.4 billion decline in “run off” portfolios of ILs, Home
 Loans and Small-Ticket CRE
• Excluding “run off” portfolios, ending loan balances
 grew $1.0 billion in Q4
$B
$B
 Commercial
 Lending
 Small-Ticket
 CRE
 Auto & Retail
 Home
 Loan
$B
 Domestic
 Card
 Installment
 Loans

January 20, 2011
Q4 2009
Q4 2010
Strong credit continues to drive Domestic Card profits
Highlights
Domestic Card
• Revenue margin declined by 11 bps from
 Q3
 -  Full quarter of reasonable fees
 driving lower net interest income
• NIE increase driven by higher marketing
 and seasonally elevated operating
 expenses
• Credit improvement continued
 -  Lower provision from declining
 charge-offs
 -  Delinquency rate improved 44bps
  from Q3 despite seasonal pressure
• Ending Loans flat compared to Q3
 -  Installment loans run-off offset
 seasonal growth
 -  Excluding IL run off, loans grew $679
 million compared to Q3
• Seasonally strong Q4 purchase volume
 growth was also 10% higher YoY
 -  Improving retail sales
 -  Shift toward higher spend Rewards
   products
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income before taxes
Income taxes
Net income
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Revenue margin
Net charge-off rate
30+ day performing delinquency rate
Purchase volume
Earnings
(in millions)
594
505
935
2,215
775
276
499
53,849
53,189
13.57%
16.66%
4.09%
26,985
1,621
7.28%
794
1,033
833
2,575
709
248
461
60,300
60,443
14.08%
17.04%
5.78%
24,593
1,781
9.59%
Q3 2010
575
577
844
2,266
845
301
544
53,839
54,049
13.95%
16.77%
4.53%
24,858
1,691
8.23%

January 20, 2011
Q4 2009
Q4 2010
International Card net income was stable in Q4
Highlights
International Card
• Revenue decreased slightly in Q4,
 primarily driven by a decrease in non-
 interest income in UK
• Non-interest expense decreased due to an
 adjustment to the reserve for Canada
 goods and service tax
• Credit improved along with economic
 improvements in UK and Canada
 -  Lower charge-offs drove reduced
   Provision expense
 -  Delinquency rate improved 9bps from
   Q3
• Ending loans increased slightly in the
 quarter due to seasonality
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income before taxes
Net income
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Revenue margin
Net charge-off rate
30+ day performing delinquency rate
Purchase volume
Earnings
(in million)
Income taxes
78
84
121
327
122
35
87
7,522
7,419
16.82%
17.63%
5.75%
2,394
249
6.68%
103
171
110
351
70
21
49
8,224
8,300
15.19%
16.90%
6.55%
2,273
248
9.52%
Q3 2010
96
83
134
339
122
35
87
7,487
7,342
16.62%
18.47%
5.84%
2,181
243
7.60%

January 20, 2011
Q4 2009
Q4 2010
Commercial Banking net profits were higher in Q4 driven by lower provision expenses and increased revenue
Highlights
Commercial Banking
• Revenues increased from Q3 to Q4
 -  Modest loan growth with stable loan
   yield drove higher Net Interest
   Income
 -  Non-interest income increased due
   to the absence of a Q3 loss on the
   sale of Greenpoint HFS loans
• Provision expenses decreased due to an
 allowance release in Q4
• Non-performing loans as a % of loans HFI
 improved 15 bps compared to Q3
• Deposits grew and deposit interest
 expense improved in the quarter
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Period end deposits
Average deposits
Deposit interest expense rate
Core deposit intangible amortization
Net charge-off rate
Earnings
Non-performing loans as a %
 of loans HFI
Non-performing asset rate
(in millions)
Income taxes (benefit)
49
34
207
385
144
51
93
29,742
29,617
5.11%
22,630
22,808
13
1.43%
336
0.61%
1.80%
1.66%
38
368
197
356
(209)
(73)
(136)
29,613
29,867
5.11%
20,480
19,420
14
2.91%
318
0.80%
2.52%
2.37%
Q3 2010
30
95
199
355
61
22
39
29,542
29,435
5.13%
22,100
21,899
14
1.27%
325
0.67%
1.94%
1.81%

January 20, 2011
20,019
4.57%
1,146
986
Q4 2009
Q4 2010
Consumer Banking net income decreased due to higher provision expenses and higher non-interest expenses
Highlights
Consumer Banking
• Revenue stable in Q4
• Non-interest expenses increased slightly
 due primarily to higher marketing
• Provision expense increased
 – Higher NACO and a modest
 allowance build in Mortgage
 – Auto Finance credit performance
 remained strong
• Ending loans declined $0.6B from Q3
 -  Continuing run off in Home Loans
 -  Modest growth in Auto loans
 -  Q3 and Q4 Auto loan originations
  equivalent to $9 billion annual “run
   rate”
• Strong deposit growth with continued
 improvement in the deposit interest
 expense rate
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Auto loan originations
Period end deposits
Average deposits
Deposit interest expense rate
Core deposit intangible amortization
Earnings
Non-performing loans as a %
 of loans HFI
Non-performing asset rate
Net charge-off rate
30+ day performing delinquency rate
Period end loans serviced for others
(in millions)
Income taxes (benefit)
196
189
770
187
67
120
34,383
34,751
9.20%
2,217
82,959
1.13%
34
950
81,834
2.17%
1.97%
1.98%
153
249
749
(12)
(4)
(8)
38,214
39,114
8.83%
1,018
74,145
833
72,976
1.45%
5.43%
30,283
1.41%
40
2.85%
1.60%
4.40%
1,142
Q3 2010
196
114
757
271
96
175
34,997
35,090
9.28%
2,439
79,506
1.18%
36
946
78,224
2.11%
1.92%
1.79%
20,298